UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

January 18, 2013

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 10:30 A.M., Eastern Time, on Thursday, March 14, 2013, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matters on which you, as a stockholder of the Fund, are being asked to vote are the election of two (2) Fund directors. The Board of Directors recommends that you elect to the Board the nominees who are standing for election.

Respectfully,

Tracie A. Coop
Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 14, 2013

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 14, 2013, at 10:30 A.M., Eastern Time, for the following purposes:

1.	To elect two Class II directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2016;

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on December 28, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 14, 2013: This Notice and the Proxy Statement are available on the Internet at www.edocumentview.com/CHN.

By order of the Board of Directors,

Tracie A. Coop
Secretary

January 18, 2013

THE CHINA FUND, INC.

c/o State Street Bank and Trust Company

P.O. Box 5049, 2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, March 14, 2013, at 10:30 A.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about January 18, 2013. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors described in Proposal 1 of this Proxy Statement.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1.

The Board of Directors has fixed the close of business on December 28, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 15,932,408 shares of common stock.

Management of the Fund knows of no item of business other than those mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2012 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o AST Fund Solutions, LLC, 1200 Wall Street West, 3rd Fl, Lyndhurst, New Jersey 07071, Attention: Tanya Holland, by accessing the Fund’s website at www.chinafundinc.com or by calling (800) 249-7105.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling 1-800-249-7105 or by accessing www.edocumentview.com/CHN. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on About Us and select Find People & Offices. Next, select New York from the drop down menu for office. Click on View Office Details. Finally, click on View Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s By-Laws provide that the Board of Directors (the “Board”) shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2015, Class II, 2013, and Class III, 2014. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Mr. Michael Holland will expire at the 2013 Annual Meeting of Stockholders. At a meeting held on December 6, 2012, the Board elected Mr. Li Jin to the Board effective January 1, 2013. The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the elections of Messrs. Holland and Li to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2016, or until their successors are elected and qualified. The nominees have indicated that they will serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.” The terms of the Class I and Class III Directors do not expire this year.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
CLASS I
James J. Lightburn (69) 13, Rue Alphonse de Neuville 75017 Paris, France	Director	1992 (2015)	Retired; Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
Joe O. Rogers (64) 2477 Foxwood Drive Chapel Hill, NC 27514	Director, Chairman of the Board	1992 (2015)	Principal, Rogers International LLC (investment consultation) (July 2001-present); Visiting Professor Fudan University School of Management (August 2010 – 2011).	1	The Taiwan Fund, Inc. (1986-present)

CLASS II (Nominees)
Michael F. Holland (68) 375 Park Avenue New York, New York 10152	Director	1992 (2013)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.

Li Jin (43) 204 Moss Hill Rd Boston, MA 02130	Director	2013 (2013)	Professor, Oxford University (2012-present); Chair Professor, Peking University (2012-present: Assistant and Associate Professor, Harvard University (2001-2012)	1	None

CLASS III
William C. Kirby (62) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2014)	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1

Nigel S. Tulloch (67) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992-2005).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of six Independent

Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by the Investment Manager and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and, a demonstrated willingness to take an independent and questioning view of management. Each Director, other than Mr. Li, also has considerable familiarity with the Fund and the Administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his substantial prior service as a Director of the Fund and, in several cases, as a director of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability than the normal responsibility and liability of an investment company Board member or Board on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Joe O. Rogers: Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1992. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Regan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has lectured on economics and finance at various U.S. based and internationally based universities and served as a Visiting Professor of Finance at Fudan University in Shanghai from 2010 to 2011. Mr. Rogers also serves on the board of another listed company.

Michael F. Holland: Mr. Holland has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company, which he founded in 1995, and as the chief executive officer, chairman or vice chairman of major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Li Jin: Mr. Li has served as a Director of the Fund since January 2013. He currently serves as Chair Professor of Finance at Guanghua School of Management in Peking University and Professor of Finance at Oxford University Said Business School. He also acts as an Assistant Dean to the Guanghua School of Management and the Co-Chair of the Finance Department at the school. Before he joined Oxford and Peking Universities, Li Jin taught in the finance department at the Harvard Business School from 2001 to 2012.

James J. Lightburn: Mr. Lightburn has served as a Director of the Fund since the Fund’s inception in 1992. He is a U.S. trained attorney who practiced law in the United States for over 20 years and then in Paris, France for over 15 years. Mr. Lightburn has represented clients in international business transactions including the acquisition and sale of businesses in the United States and Europe, structuring and negotiation of commercial collaboration, intellectual property and equity and quasi-equity financing agreements. He has published articles on international financial law and related regulations. Mr. Lightburn has also served on the boards of other privately held and listed companies.

William C. Kirby: Mr. Kirby has served as a Director of the Fund since 2007. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund and Director of the John K. Fairbank Center for Chinese Studies. He has also served as the Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the Faculty of Arts and Sciences, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Nigel S. Tulloch: Mr. Tulloch has served as a Director of the Fund since the Fund’s inception in 1992. He has worked in the investment management industry for over 40 years. Mr. Tulloch’s experience includes service as a director and chief executive officer of Wardley Investment Services Limited, now HSBC Asset Management, a major international asset manager. He also served as Chairman of The Hong Kong Unit Trust Association and was appointed to the Council of the Stock Exchange of Hong Kong. Mr. Tulloch also serves on the boards of other charitable and privately held companies.

The Fund’s Board has an Audit Committee, which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is comprised of all of the Directors, all of whom are not interested persons of the Fund, and its actions are governed by the Fund’s written Audit Committee Charter. The current members of the Audit Committee are Messrs. Holland, Kirby, Li, Lightburn, Rogers and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met five times during the fiscal year ended October 31, 2012. The Audit Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Nominating and Compensation Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating and Compensation Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). Currently, the Nominating and Compensation Committee does not consider nominees recommended by stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Nominating and Compensation Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s investment manager and other principal service providers. The Nominating and Compensation Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating and Compensation Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating and Compensation Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Compensation Committee met once during the fiscal year ended October 31, 2012. The Nominating and Compensation Committee has a charter which is available on the Fund’s website (www.chinafundinc.com).

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund’s reports to stockholders disclose contact information which may be used to direct communications to the Board.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, each of the five then Directors attended the 2012 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings and six special meetings during the fiscal year ended October 31, 2012. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Fund’s Investment Manager (RCM Asia Pacific Limited) and Administrator (State Street Bank and Trust Company). The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s Advisory Agreements, the Board meets with the Investment Manager to review the services provided. Among other things, the Board regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2012 with one exception. As a result of an inadvertent administrative delay, a Form 5 for Mr. William Royer was filed late in December 2012. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager. A Form 3 for Mr. Douglas Eu, Mr. George McKay, Ms. Annette Wargon and Ms. Christina Chung were filed late in February 2012.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years

Adam Phua Joo Han (39) RCM Asia Pacific Limited 27th Floor, ICBC Tower 3 Garden Road Central, Hong Kong	President	February 2012	Institutional Sales, RCM Asia Pacific Limited.

Patrick Keniston (48) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008 – present); Counsel, Citi Fund Services (March 2005 – October 2008).

Laura F. Dell (48) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007-present).

Chad Hallet (43) 4 Copley Place, Boston, MA 02116	Assistant Treasurer	January 2013	Vice President, State Street Bank and Trust Company (2005 – present).

Caroline Connolly (37) 4 Copley Place, Boston, MA 02116	Assistant Treasurer	January 2013	Assistant Vice President, State Street Bank and Trust Company (2007 – present).

Tracie A. Coop (36) 4 Copley Place, Boston, MA 02116	Secretary	June 2010	Vice President and Senior Counsel, State Street Bank and Trust Company (October 2007 – present).

Francine S. Hayes (46) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and nominees for Director as of December 31, 2013.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex (2)
James J. Lightburn	$10,001 – $50,000	$10,001 – $50,000
Joe O. Rogers	$50,001 – $100,000	$50,001 – $100,000
Michael F. Holland	Over $100,000	Over $100,000
Nigel S. Tulloch	$10,001 – $50,000	$10,001 – $50,000
William C. Kirby	$50,001 – $100,000	$50,001 – $100,000
Li Jin	None	None

(1)	All are current Directors.
(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $325,000 during the year ended October 31, 2012 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was $109,709. Each Director currently receives fees, paid by the Fund, of $3,000 for each directors’ meeting and committee meeting attended and an annual fee of either $35,000 (for the Chairman of the Fund) or $20,000 (for the other Directors) as well as $3,000 for each telephonic meeting and for each semi-annual valuation meeting.

The following table sets forth in US dollars the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2012. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Michael F. Holland	$61,000	—	—	$61,000
Li Jin(3)	$0	—	—	$0
William C. Kirby	$61,000	—	—	$61,000
James J. Lightburn	$61,000	—	—	$61,000
Joe O. Rogers	$81,000	—	—	$81,000
Nigel S. Tulloch	$61,000	—	—	$61,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.
(3)	Mr. Li was elected to the Board effective January 1, 2013.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock of the Fund voted at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR.

GENERAL INFORMATION

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) was previously the independent registered public accounting firm for the Fund. Effective February 13, 2012, E&Y resigned as the Fund’s independent registered public accounting firm and Tait, Weller & Baker LLP (“Tait Weller”) was engaged to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

E&Y’s reports on the Fund’s financial statements for fiscal years ended in October 31, 2010 and 2011 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal years ended October 31, 2010 and 2011, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such years.

E&Y furnished a letter addressed to the SEC stating that it agreed with the above statements. A copy of a letter dated February 17, 2012 that was sent to the SEC, along with E&Y’s response was filed as an exhibit with the Fund’s next Form N-SAR (in accordance with Sub-Item 77k of Form N-SAR) on June 27, 2012.

E&Y served as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2011, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. E&Y also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so.

Tait Weller served as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2012, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so.

Audit Fees. The aggregate fees billed by E&Y in connection with the annual audit of the Fund for the fiscal year ended October 31, 2011 were $108,150. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal year ended October 31, 2012 were $75,000.

Audit-Related Fees. For the fiscal year ended October 31, 2011, E&Y did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above. For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by E&Y for professional services rendered by E&Y for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2011 were $10,300. The aggregate fees billed by Tait Weller for professional services rendered by Tait Weller for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal year ended October 31, 2012 were $10,000.

All Other Fees. For the fiscal year ended October 31, 2011, E&Y did not bill the Fund any fees for products and services other than those disclosed above. For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which E&Y billed the Fund fees for the fiscal year ended October 31, 2011 were pre-approved by the Audit Committee. All of the audit and the tax services described above for which Tait Weller billed the Fund fees for the fiscal year ended October 31, 2012 were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal year ended October 31, 2011, E&Y provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee. These services primarily include: (1) tax advisory amounts of $314,048, (2) tax compliance amounts of $831,240 and (3) other advisory fees of $58,221 related to performance improvement.

For the fiscal year ended October 31, 2012, Tait Weller did not provide any non-audit services to RCM Asia Pacific Limited (“RCM,” or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2012 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2012 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

James J. Lightburn – Audit Committee Member

Joe O. Rogers – Audit Committee Chairman

Michael F. Holland – Audit Committee Member

Nigel S. Tulloch – Audit Committee Member

William C. Kirby – Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of December 28, 2012.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO FAST C/O Depository Trust Company Box 20 New York, NY 10004-9998	15,741,799	98.80%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	2,086,694	12.79%

Common Stock	City of London 77 Gracechurch Street London EC3V OAS England	240,321	1.5%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained AST Fund Solutions, LLC to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $21,000, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 14, 2013, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2014 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than September 20, 2013. Any stockholder who desires to bring a proposal at the Fund’s 2014 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before December 14, 2013 and not later than January 13, 2014.

By order of the Board of Directors,

Tracie A. Coop

Secretary

The China Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

2 Avenue de Lafayette

Boston, Massachusetts 02206-5049

January 18, 2013

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 14, 2013.
Vote by Internet
• Go to www.envisionreports.com/CHN
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposal — The Board of Directors recommends a vote FOR each of the nominees listed.

1. Election of Directors:	For	Withhold		For	Withhold	+
01 - Michael F. Holland*	☐	☐	02 - Li Jin*	☐	☐

*	to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2016 or until their successors are elected and qualified.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — THE CHINA FUND, INC.

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders – March 14, 2013

The stockholder of The China Fund, Inc. (the “Fund”) signing on the reverse hereof (the “undersigned”) hereby appoints Laura F. Dell, Tracie A. Coop and Francine S. Hayes or any of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019 at 10:30 A.M., local time, on March 14, 2013, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with the instructions given by the stockholder, but if no instructions are given, this proxy will be voted in favor of Proposal 1 as set forth in this proxy. In addition, this proxy will be voted, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated January 18, 2013.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.